CALVERT HIGH YIELD BOND FUND

Supplement to Summary Prospectus dated February 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective March 31, 2025:

The following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Justin H. Bourgette, CFA, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since March 2025.

Stephen C. Concannon, CFA, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since June 2019.

Kelley Gerrity, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since December 1, 2023.

Bo Hunt, Managing Director of Morgan Stanley and Vice President of CRM, has managed the Fund since March 2025.

March 24, 2025	48596-00 3.24.25